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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 10, 2000


            --------------------------------------------------------

                                 WRC MEDIA INC.

            ---------------------------------------------------------

             (Exact name of registrant as specified in its charter)

          Delaware                      333-96119                13-4066536
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)

               1 Rockefeller Plaza, 32nd Floor, New York, NY 10020
              (Address of principal executive offices)   Zip Code)

                                 (212) 582-6700
              (Registrant's telephone number, including area code)


                                 Not Applicable

          (Former name or former address, if changed since last report)


                 ===============================================


Item 5. Other Events.

       On November 10, 2000, WRC Media Inc. reported the results for the second quarter ended September 30, 2000 which are set forth in the press release in an Exhibit hereto.

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       On November 13, 2000, at an investor conference call, Martin E. Kenney,
WRC Media Inc.'s President issued a statement which is also attached in an Exhibit hereto.

Item 7. Exhibits.

Exhibit No.                          Exhibit
-----------                          -------
99.1                 Press release issued by WRC Media Inc. on November 10, 2000

99.2                 Statement of Martin E. Kenney on November 13, 2000


                                    SIGNATURE


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     WRC MEDIA INC.

                                     By:  /s/ Charles L. Laurey

                                             -------------------------------
                                             Name:  Charles L. Laurey
                                             Title: Secretary


Date:  November 13, 2000


                                INDEX TO EXHIBITS


Exhibit No.                          Exhibit
-----------                          -------
99.1                 Press release issued by WRC Media Inc. on November 10, 2000

99.2                 Statement of Martin E. Kenney on November 13, 2000